UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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STAPLES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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News Release

Staples, Inc. Announces Pricing of $1 Billion Senior Notes of Arch Merger Sub Inc.

FRAMINGHAM, Mass.—August 15, 2017— Staples, Inc. (NASDAQ: SPLS) (“Staples” or the “Company”) today announced that Arch Merger Sub Inc., a Delaware corporation (“Merger Sub”), formed by funds managed by Sycamore Partners Management, L.P. (“Sycamore”) in connection with the previously announced proposed acquisition of the Company by such funds, pursuant to the Agreement and Plan of Merger, dated as of June 28, 2017 (the “Merger Agreement”), by and among the Company, Arch Parent Inc., a Delaware corporation (“Parent”), and Merger Sub, in which Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation (the “Merger”), has priced an offering of $1 billion in aggregate principal amount of Senior Notes due 2025 (the “Notes”). The Notes will bear an interest rate of 8.500% per annum and will be issued at a price of 100% of the aggregate principal amount.

Consummation of the offering is subject to customary closing conditions, and is expected to occur on August 28, 2017. Merger Sub intends to use the proceeds from the offering of the Notes, together with borrowings under certain senior secured credit facilities (the “New Senior Secured Credit Facilities”) and the cash equity contributions of certain funds managed by Sycamore, to finance the consummation of a portion of the Merger attributable to the acquisition of the North American Delivery business of Staples and to pay related fees, costs and expenses.

Upon consummation of the offering of the Notes, Merger Sub will deposit into a segregated escrow account with Wells Fargo Bank, National Association, as escrow agent, the gross proceeds from the offering of the Notes plus an amount sufficient to fund a special mandatory redemption of the Notes, including accrued interest on the Notes through September 30, 2017. If the Merger is not consummated on or prior to December 28, 2017 or if the Merger Agreement is otherwise terminated, the Notes will be subject to a special mandatory redemption. The special mandatory redemption price will be equal to 100% of the initial issue price of the notes, plus accrued and unpaid interest to, but not including, the date of such special mandatory redemption.  Upon consummation of the Merger, Merger Sub will be merged with and into the Company, the Company will assume all of the obligations of Merger Sub under the Notes and each of the Company’s existing and future wholly-owned domestic restricted subsidiaries that guarantee the New Senior Secured Credit Facilities will guarantee the Notes.

The Notes were only offered to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state or other jurisdiction’s securities laws. Accordingly, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and any applicable state or other jurisdiction’s securities laws.

This news release is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Additional Information and Where to Find It

This news release may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent.  The Company filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on August 3, 2017. The Proxy Statement and form of proxy card have been mailed to the Company’s stockholders. This news release does not constitute a solicitation of any vote or approval.  The Proxy Statement contains important information about Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by Parent and the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from the Company by contacting Staples Investor Relations department at investor@staples.com.  In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through the Company’s website at investor.staples.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Company, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s securities, is contained in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its proxy statement dated April 20, 2017, and in the Proxy Statement dated August 3, 2017, each of which is filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the proposed transaction by reading the Proxy Statement and other public filings referred to above.

About Staples, Inc.

Staples brings technology and people together in innovative ways to consistently deliver products, services and expertise that elevate and delight customers. Staples is in business with businesses and is passionate about empowering people to become true professionals at work. Headquartered outside of Boston, Mass., Staples, Inc. operates primarily in North America.

Safe Harbor for Forward-Looking Statements

Statements in this news release regarding the offering of the Notes, the proposed Merger, the expected timetable for consummation of the offering and completing the Merger, future financial and operating results, future opportunities for the combined company and any other statements about Parent’s and our management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control. Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of legal proceedings instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof.